UNTED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2007
TEKTRONIX, INC.
(Exact name of registrant as specified in its charter)

OREGON	001-04837	93-0343990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 SW Karl Braun Drive Beaverton, Oregon	97077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 627-7111
No Change
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On June 21, 2007, Tektronix, Inc. reported its results of operations for the fourth fiscal quarter ended May 26, 2007. A copy of the press release issued by Tektronix announcing the results of operations referred to above is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Tektronix, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release of Tektronix, Inc. dated June 21, 2007, announcing financial results for the fourth fiscal quarter ended May 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 21, 2007

TEKTRONIX, INC.
By:	/s/ COLIN L. SLADE
Colin L. Slade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Tektronix, Inc. dated June 21, 2007, announcing financial results for the fourth fiscal quarter ended May 26, 2007.